SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): January 7, 2000

                           ROHN Industries, Inc.
           (Exact name of registrant as specified in its charter)



Delaware                      File No. 1-8009                36-3060977
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)




6718 West Plank Road, Peoria, Illinois                           61604
(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code:        (309) 697-4400

Item 5.   OTHER EVENTS

On January 7, 2000, ROHN Industries, Inc. announced that Maureen B. Bellantoni has resigned as Executive Vice President, Finance &
Administration and Chief Financial Officer, effective February 4, 2000.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c)       Exhibits


                    Exhibit 99 Press Release, dated January 7, 2000, issued by ROHN Industries, Inc.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     ROHN INDUSTRIES, INC.



Dated:  January 7, 2000           By:    /s/ Brian B. Pemberton
                                        --------------------------
                                        Brian B. Pemberton
                                        President and Chief Executive Officer